UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2022

IMAC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38797	83-0784691
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1605 Westgate Circle, Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 266-4622

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	BACK	NASDAQ Capital Market
Warrants to Purchase Common Stock	IMACW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

IMAC Holdings, Inc. (the “Company”)

August 11, 2022

Item 1.01.	Entry into a Material Definitive Agreement.

On August 12, 2022, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with those institutional accredited investors identified on the signature page thereto (the “Purchasers”) pursuant to which the Company offered for sale to the Purchasers an aggregate of 5,164,474 shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), in a registered direct offering (the “Registered Direct Offering”). The Shares were offered by the Company pursuant to its shelf registration statement on Form S-3 (File No. 333-237455) originally filed with the Securities and Exchange Commission (the “Commission”) on March 27, 2020 (as amended, the “Registration Statement”), and declared effective on April 3, 2020. Concurrently with the Registered Direct Offering and pursuant to the Securities Purchase Agreement, the Company also commenced a private placement (the “Private Placement”) whereby it issued and sold Series 1 warrants to purchase up to 5,164,474 shares of Common Stock (the “Series 1 Warrants”) and Series 2 warrants to purchase up to 5,164,474 shares of Common Stock (the “Series 2 Warrants,” collectively, with the Series 1 Warrants, the “Warrants”). A copy of the press release announcing the consummation of the Registered Direct Offering and the Private Placement is attached hereto as Exhibit 99.1.

The purchase price for one Share in the Registered Direct Offering was $0.76, and closing of the Registered Direct Offering is expected to occur on or about August 16, 2022. The Company expects the gross proceeds from the Registered Direct Offering to be approximately $3.9 million. Assuming all of the Warrants are exercised for cash, the Company expects the gross proceeds from the Private Placement to be approximately $9.8 million. The Company intends to use the gross proceeds for working capital and other general corporate purposes, including financing the costs of implementing our strategic alternatives activities.

Pursuant to the Private Placement, the Series 1 Warrants will become exercisable on the date that is six months following the issuance of the Shares sold in the Registered Direct Offering (the “Exercise Date”) at an exercise price of $0.95 per share, subject to adjustment. Each Series 2 Warrant will become exercisable on the Exercise Date at an exercise price of $0.95 per share, subject to adjustment. The Warrants and the shares of Common Stock issuable upon the exercise of such Warrants (the “Warrant Shares”) are not being registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the shelf registration statement on Form S-3 and are instead being offered in the Private Placement in reliance upon an exemption from the registration requirements of the Securities Act as provided in Section 4(a)(2) under the Securities Act and Rule 506 promulgated thereunder. The Warrants are not and will not be listed for trading on any national securities exchange. The Company has agreed to register the Warrant Shares under the Securities Act at a later time. Each purchaser will be an “accredited investor,” as such term is defined in Rule 501(a) under the Securities Act.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing.

The foregoing summaries of the offering, the securities to be issued in connection therewith, the Securities Purchase Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents. Copies of the forms of Warrants and the Securities Purchase Agreement are attached hereto as Exhibits 4.1, 4.2 and 10.1 respectively, and are incorporated herein by reference.

The representations, warranties and covenants contained in the Securities Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Securities Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Securities Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Securities Purchase Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Commission.

The legal opinion, including the related consent, of Olshan Frome Wolosky LLP relating to the issuance and sale of the Shares is filed as Exhibit 5.1 hereto.

In connection with the Registered Direct Offering, the Company entered into a Placement Agency Agreement with Joseph Gunnar & Co., LLC (the “Placement Agent”), pursuant to which the Company will pay an aggregate cash fee of $314,000 to the Placement Agent. The Company will also reimburse the Placement Agent for up to $40,000 of expenses incurred by them in connection with the Registered Direct Offering. The foregoing summary of the Placement Agency Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Placement Agency Agreement, a copy of which is attached hereto as Exhibit 10.2.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements related to the amount of proceeds expected from the Registered Direct Offering. The risks and uncertainties involved include the Company’s financial position, market conditions and other risks detailed from time to time in the Company’s periodic reports and other filings with the Commission. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by U.S. federal securities law.

Item 3.02.	Unregistered Sales of Equity Securities.

Please see the disclosure regarding the Warrants and the Warrant Shares set forth under Item 1.01, which is incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Series 1 Warrant.
4.2	Form of Series 2 Warrant.
5.1	Opinion of Olshan Frome Wolosky LLP.
10.1	Form of Securities Purchase Agreement, dated August 12, 2022.
10.2	Form of the Placement Agency Agreement, dated August 11, 2022.
23.1	Consent of Olshan Frome Wolosky LLP (included in Exhibit 5.1).
99.1	Press Release issued by IMAC Holdings, Inc., dated August 12, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 15, 2022	IMAC HOLDINGS, INC.

	By:	/s/ Jeffrey Ervin
	Name:	Jeffrey Ervin
	Title:	Chief Executive Officer